RYDEX VARIABLE TRUST

International Rotation Fund

Supplement dated February 13, 2009 to the
Rydex Variable Trust Prospectus Dated May 1, 2008,
and all supplements thereto

This Supplement provides new and additional information beyond that contained in the Rydex Variable Trust Prospectus dated May 1, 2009 (the “Prospectus”) and should be read in conjunction with the Prospectus.

This supplement describes changes to the International Rotation Fund that you should consider before investing.

1.              The following paragraph has been added as the third and fourth paragraph under the heading “Principal Investment Strategy” in the “International Rotation Fund — Fund Information” section:

In an attempt to manage currency risk and enhance returns for the Fund, the Sub-Advisor intends to actively manage the Fund’s currency exposure by employing a currency overlay strategy to change the exposure of the currencies in which the underlying assets are denominated into any combination of the currencies represented in the Index.  For example, the Sub-Advisor may overweight or underweight exposure to a particular country’s currency relative to that currency’s weighting in the Fund or in the Index or may seek to gain exposure to currencies for countries included in the Index, which may at times be overweight relative to the Index, even if the Fund does not have exposure to the underlying equity.  In executing this strategy, the Fund intends to obtain its currency exposure primarily through futures contracts but also may do so through other means, including exchange traded funds, swap agreements, forward currency contracts and purchases of currency on a spot basis.

For more information see “Advisor’s Investment Methodology.”

2.              Beneath the heading “Advisor’s Investment Methodology,” the following has been added:

International Rotation Fund. The Advisor manages the Fund primarily through the implementation of a quantitative model generated by the Sub-Advisor. The Sub-Advisor’s model applies a set of factors to the countries included in the Index to determine those countries that have the most desirable risk and return profiles. The model then overweights those countries with the most promising risk and return profiles in an effort to achieve returns in excess of those of the Index, while attempting to manage the risk of the Fund’s portfolio. The factors used by the Sub-Advisor are derived from quantifiable data, such as free cash earnings, interest rate movement, technical indicators, such as growth and inflation rates, and central bank monetary policy. On at least a monthly basis, the Sub-Advisor, using the model, applies the factors to the countries included in the Index to generate a ranking of those countries that demonstrate the greatest potential for return. The portfolio rebalance process takes into account the return potential and rotates the Fund’s exposure from less attractive countries to more attractive countries while also managing the return and risk profile.

The Sub-Advisor also intends to actively manage the Fund’s currency exposure by employing a currency overlay strategy.  Using this strategy, the Sub-Advisor analyzes the return potential for the currency of each country included in the Index and will recommend, as applicable, long and/or short currency transactions in selected countries’ currencies as well as the U.S. Dollar in an attempt to generate excess returns and manage risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IRFVT-SUP1-0209X05

2

RYDEX VARIABLE TRUST

Supplement dated February 13, 2009 to the
Statement of Additional Information Dated May 1, 2008,
and all supplements thereto

This Supplement provides new and additional information beyond that contained in the Rydex Variable Trust Statement of Additional Information dated May 1, 2008 (the “SAI”) and should be read in conjunction with the SAI.

Beneath the heading “Investment Policies, Techniques and Risk Factors,” the sections entitled “Foreign Currencies,” “Foreign Currency Transactions” and “Foreign Currency Exchange-Related Securities” beginning on page 12, have been deleted and replaced with the following:

Currency Transactions

Foreign Currencies.  The International Equity Funds, Absolute Return Strategies Fund, and Hedged Equity Fund may, and the Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund will, invest directly and indirectly in foreign currencies. In the case of the Alternative Strategies Allocation Fund and the Essential Portfolio Funds, certain of the Underlying Funds may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar.  Exchange rates fluctuate for a number of reasons.

•                                          Inflation.  Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•                                          Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•                                          Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•                                          Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

•                                          Political Factors.  Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

•                                          Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds’ or the Underlying Funds’ investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business.  As a result, to the extent that a Fund’s or an Underlying Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund’s or the Underlying Fund’s NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase.  If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.  The currency-related gains and losses experienced by the Funds or the Underlying Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars.  Gains or losses on shares of the Funds or the Underlying Funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares.  The amount of appreciation or depreciation in the Funds’ or the Underlying Funds’ assets also will be affected by the net investment income generated by the money market instruments in which the Funds or the Underlying Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The International Equity Funds, Absolute Return Strategies Fund, Hedged Equity Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments. The International Equity Funds (with the exception of the International Rotation Fund), Absolute Return Strategies Fund, Commodities Strategy Fund, and Hedged Equity Fund do not currently expect to engage in currency hedging.  However, the International Rotation Fund presently intends to, and the other Funds may, use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.  Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options (“OTC options”) on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.  The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Except for the International Rotation Fund, a Fund’s or an Underlying Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).  In addition to Transaction Hedging and Position Hedging, the International Rotation Fund may engage in currency transactions as part of a currency overlay strategy that seeks to enhance returns and manage risk for the Fund. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an Underlying Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  A Fund or an Underlying Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency.  A Fund or an Underlying Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.  A Fund or an Underlying Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar.  A Fund or an Underlying Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.  The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund, with the exception of the International Rotation Fund, or an Underlying Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund or an Underlying Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund or Underlying Fund has or in which that Fund or Underlying Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund or an Underlying Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which a Fund’s or an Underlying Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s or an Underlying Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. Dollars.  The amount of the contract would not exceed the value of the Fund’s or the Underlying Fund’s securities denominated in linked currencies.  For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund or the Underlying Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. Dollar, the Advisor may enter into a contract to sell euros and buy dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund or an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund or an Underlying Fund is engaging in proxy hedging.  If a Fund or an Underlying Fund enters into a currency hedging transaction, the Fund or the Underlying Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These actions can result in losses to a Fund or an Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.  Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

The Fund may also buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.  OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

While the International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund do not anticipate doing so, they may conduct currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  The International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund will regularly enter into forward currency contracts.

Each Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.  For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the market in a particular foreign currency is small or relatively illiquid.

The International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging and, in the case of the International Rotation Fund, as part of a currency overlay strategy that seeks to enhance returns and manage risk for the Fund. The International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may each use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  The Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may have to limit their currency transactions to qualify as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

The International Equity Funds, with the exception of International Rotation Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund currently do not intend to enter into forward currency contracts with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund engage in an offsetting transaction, each Fund may later enter into a new forward currency contract to sell the currency.  If the International Equity Funds, Strengthening Dollar 2x Strategy Fund, and/or Weakening Dollar 2x Strategy Fund engage in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The International Equity Funds, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may convert their holdings of foreign currencies into U.S. Dollars from time to time, but will incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign Currency Exchange-Related Securities.  The Japan 2x Strategy Fund, International Rotation Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may also invest in principal exchange rate linked securities

(“PERLsSM”).  PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time.  The return on “standard” PERLsSM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” PERLsSM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  PERLsSM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

The Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund may invest in performance indexed paper (“PIPsSM”). PIPsSM is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Currency Overlay Strategy.  The International Rotation Fund intends to actively manage currency exposure through a currency overlay strategy, which changes the exposure of the currencies in which the Fund’s underlying assets are denominated into any combination of the currencies represented in the Index.  The strategy is designed to enhance returns and manage risk for the Fund.  In implementing this strategy, the Fund may engage in currency transactions for the purpose of: (i) hedging foreign currency exposure back into U.S. dollars when it is anticipated that the foreign currency might depreciate against the U.S. dollar; or (ii) hedging foreign currency exposure by gaining exposure to one or more currencies represented in the Index (even where the Fund does not have a position in the underlying equity) that are believed to be more attractive than the hedged foreign currency, provided that, immediately after any such transaction, the Fund’s exposure to a currency is no more than 25 percentage points above the currency’s percentage weighting in the Index (e.g., if a particular currency’s percentage weighting in the Index is 10%, then the Fund’s exposure to that currency may not exceed 35% of its total assets).  When it employs the strategy, the Fund intends to obtain its currency exposure primarily through futures contracts but also may do so through other means, including exchange traded funds, swap agreements, forward currency contracts and purchases of currency on a spot basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

IRFVT-SUP2-0209X0509